                                                                                                                        Exhibit 99.2
                                                          Tenant Data Tape

                                                                                                          PROPERTY
      #         PROPERTY NAME                                     CITY                   STATE             TYPE
----------------------------------------------------------------------------------------------------------------------
Single Tenants :
      86        4 Manley Street                               West Bridgewater             MA            Industrial
      2         Quaker Headquarters                           Chicago                      IL            Office


Tenants with > 50% of space in any building
     122        Rolling Meadows Junction Shopping Center      Fond du Lac                  WI            Retail
     123        Bloomington Business Park                     Bloomington                  MN            Office
      93        MCC Corporate Plaza Office Buildings          Henderson                    NV            Office
     139        Flex II - Cross Keys Campus                   Turnersville                 NJ            Industrial
      7         Mooresville Consumer Square                   Mooresville                  NC            Retail
      20        Ashland & Roosevelt Center                    Chicago                      IL            Retail
      18        CBL Center                                    Chattanooga                  TN            Office
      33        Taunton Depot Drive                           Taunton                      MA            Retail
      32        Churchill Square Shopping Center              Ocala                        FL            Retail
     110        Dorset Shopping Center                        Ventnor                      NJ            Retail
      9         East Windsor Village                          East Windsor                 NJ            Retail
     101        1700 Parker Drive Building                    Charlotte                    NC            Industrial

                                                                        Balance                        Percent of Pool
                                                                        -------                        ---------------
                Single Tenant                                                 $74,704,623                          7%
                Tenant > 50%                                                 $100,475,342                         10%

(Table Continued)

                                PROPERTY               CUT-OFF
      #                         SUB-TYPE             BALANCE (1)
--------------------------------------------------------------------
Single Tenants :
      86                           N/A               $2,704,623
      2                            CBD               $72,000,000

Tenants with > 50% of space in any building
     122                        Anchored             $1,144,694
     123                        Suburban             $1,118,501
      93                        Suburban             $2,424,220
     139                           N/A                $696,649
      7                         Anchored             $24,438,653
      20                        Anchored             $13,982,438
      18                        Suburban             $14,898,802
      33                        Anchored             $8,463,863
      32                        Anchored             $8,745,078
     110                       Unanchored            $1,442,471
      9                         Anchored             $21,330,121
     101                           N/A               $1,789,854



(Table Continued)


                          YEAR        YEAR       RATE AT     OCCUPANCY        LTV                     TENANT #1
      #                  BUILT      RENOVATED    U/W (2)        RATE     RATIO (1) (3)                   NAME
------------------------------------------------------------------------------------------------------------------------------------
Single Tenants :          2002         N/A        100%       8/26/2002       74.7%                Koso America, Inc.
      86                  2002         N/A         97%       10/11/2002      69.8%             The Quaker Oats Company

Tenants with > 50% of space in any building
     122                  1992         N/A         100%       7/1/2002       60.2%                  JoAnn Fabrics
     123                  1986         N/A         100%      8/14/2002       74.6%                Stuart Management
      93                  2000         N/A         100%      11/30/2002      73.5%                       MCC
     139                  1999         N/A         83%       11/1/2002       63.3%             C.D.M. Electronics, Inc.
      7                   1999         N/A         97%       11/18/2002      79.6%                     Wal-Mart
      20                  2002         N/A         98%        1/2/2003       77.7%                    Jewel Osco
      18                  2002         N/A         94%       12/1/2002       73.8%           CBL & Associates Management
      33                  2001         N/A         100%      10/1/2002       73.9%                 Linens 'n Things
      32                  1992        2001         98%       10/31/2002      79.5%                      Publix
     110                  1972        1988         100%      11/30/2002      74.0%                       CVS
      9                   2001         N/A         97%       10/24/2002      79.0%                      Target
     101                  1971        1992         79%       10/29/2002      66.3%               Tino Esperanza, LLC


                              TENANT #1                         TENANT #1 LEASE
      #                        SQ. FT.                          EXPIRATION DATE
--------------------------------------------------------------------------------
Single Tenants :
      86                        48,358     100.00%                 9/30/2012
      2                        403,721     97.07%                  8/31/2012

Tenants with > 50% of space in any building
     122                        11,250     78.26%                   1/1/2008
     123                        14,868     73.75%                  12/31/2016
      93                        14,009     71.28%                  3/31/2006
     139                        16,000     66.67%                  6/30/2007
      7                        206,365     63.82%                  10/26/2019
      20                        63,407     60.36%                  1/23/2022
      18                        75,305     59.90%                  12/31/2016
      33                        34,782     54.68%                  1/31/2018
      32                        48,890     52.74%                  4/22/2012
     110                        8,968      52.68%                  1/31/2010
      9                        126,200     50.68%                  1/31/2027
     101                        76,259     50.00%                  8/15/2010